UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 23, 2006
REPLIDYNE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52082	84-1568247
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1450 Infinite Drive,	80026
Louisville, Colorado	(Zip Code)
(Address of principal executive offices)
720-996-5500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
On October 23, 2006, Replidyne, Inc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration (“FDA”) has issued a non-approval letter for the Company’s new drug application for faropenem medoxomil that was submitted to the FDA in Decmeber 2005. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01 and attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

99.1	Press Release, dated October 23, 2006, Entitled “U.S. Food and Drug Administration Issues Non-Approvable Letter for Faropenem.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIDYNE, INC.
Dated: October 23, 2006	By:	/s/ Mark L. Smith
Mark L. Smith
Chief Financial Officer Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 23, 2006, Entitled “U.S. Food and Drug Administration Issues Non-Approvable Letter for Faropenem.”